Other Non-Current Liabilities	12 Months Ended
Dec. 31, 2024
Other Non-Current Liabilities [Abstract]
Other Non-Current Liabilities

Note 8. Other Non-Current Liabilities

Other non-current liabilities consist of Trattamento di Fine Rapporto (“TFR”) liability of $5,585 and $2,103 as of December 31, 2024, and December 31, 2023, respectively. TFR represents a defined-benefit plan in Italy, a legally required end-of-service allowance, paid regardless of the reason for the employee’s departure from the company. The annual accrual is approximately 7% of total pay, with no ceiling, and is revalued each year by applying a pre-established rate of return of 1.50%, plus 75% of the Consumer Price Index, and is recorded by a book reserve. TFR is an unfunded plan.